TOUCHSTONE MAZAMA GROWTH FUND                                 SUMMARY PROSPECTUS
CLASS A TICKER: _______  CLASS C TICKER: ______               JUNE 1, 2010
CLASS Y TICKER: _______  INSTITUTIONAL SHARES TICKER: _______

Before you invest, you may want to review the fund's Prospectus, which contains information about the fund and its risks. The fund's Prospectus and Statement of Additional Information, both dated June 1, 2010, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the fund's Prospectus and other information about the fund, go to www.TouchstoneInvestments.com/home/formslit/, call 1.800.543.0407, or ask any financial advisor, bank, or broker-dealer who offers shares of the fund.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's prospectus and in the section entitled "Purchase and Redemption of Shares" in the Fund's Statement of Additional Information.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                   Class A    Class C    Class Y  Institutional
-----------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on
    Purchases (as a percentage of offering price)  5.75%      None       None     None
Maximum Deferred Sales Charge
    (as a percentage of original purchase price
    or the amount redeemed, whichever is less)     None       1.00%      None     None
Wire Redemption Fee                                Up to $15  Up to $15  None     None
-----------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE
OF THE VALUE OF YOUR INVESTMENT)
-----------------------------------------------------------------------------------------------
Management Fees                                    0.95%      0.95%      0.95%    0.95%
Distribution and/or Service (12b-1) Fees           0.25%      1.00%      None     None
Other Expenses(1)                                  11.36%     11.37%     11.37%   0.43%
Total Annual Fund Operating Expenses               12.56%     13.32%     12.32%   1.38%
Fee Waiver and/or Expense Reimbursement(2)         11.18%     11.19%     11.19%   0.40%
Total Annual Fund Operating Expenses After Fee
    Waiver and/or Expense Reimbursement            1.38%      2.13%      1.13%    0.98%
-----------------------------------------------------------------------------------------------

(1) "Other Expenses" are based on estimated amounts for the current fiscal year.

(2) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.38%, 2.13%, 1.13% and 0.98% for Class A shares, Class C shares, Class Y shares and Institutional shares, respectively. This expense limitation will remain in effect until at least January 27, 2012 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Fund's Management" in the Fund's prospectus for more information.

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting the one year contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                   Assuming No
                    Assuming Redemption at End of Period           Redemption
              Class A    Class C    Class Y     Institutional       Class C
1 Year         $707       $316       $115            $100            $216
3 Years        $2,979     $2,733     $2,491          $398            $2,733
5 Years        $4,920     $4,849     $4,531          $717            $4,849
10 Years       $8,625     $8,778     $8,460          $1,623          $8,778
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 124% of the average value of its portfolio.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing primarily in common stocks of companies with market capitalizations found within the Russell Midcap Growth Index and that the Fund's Sub-Advisor, Mazama Capital Management, Inc. ("Mazama"), believes possess superior growth characteristics. Mazama utilizes a proprietary price performance model to assist it in identifying growth companies it believes are undervalued relative to their management quality and earnings potential, including growth companies offered as part of an initial public offering ("IPO") of company stock. Mazama usually sells a security when it concludes that a company's fundamentals have deteriorated or when a company is no longer an attractive investment according to Mazama's proprietary price performance model.

Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of companies with market capitalizations found within the Russell Midcap Growth Index (between $829 million and $12 billion at the time of its most recent reconstitution on May 31, 2009) at the time of purchase. The market capitalization range and composition of the Russell Midcap Growth Index are subject to change.

THE PRINCIPAL RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.

Because it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or long periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may change drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of these companies' securities may decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

The Fund is subject to the risk that its primary market segment, medium capitalization companies, may be more thinly traded and may have more frequent and larger price changes than securities of larger capitalization companies. Moreover, the Sub-Advisor's approach may be contrary to general investment opinion at times or otherwise fail to produce the desired results, causing the Fund to underperform funds that also seek long-term growth of capital but use different approaches to select stocks.

A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Growth companies also typically do not pay dividends. Companies that pay dividends often have lower stock price declines during market downturns.

The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk (i.e., the potential that the Fund may be unable to dispose of the IPO shares promptly or at a reasonable price). When the Fund's asset base is small, a significant portion of its performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of investments in IPOs on the Fund's performance probably will decline, which could reduce performance.

The Fund specifies in its principal investment strategy a market capitalization range for acquiring portfolio securities. If a security that is within the range for the Fund at the time of purchase later falls outside the range, which is most likely to happen because of market fluctuation, the Fund may continue to hold the security if, in the sub-advisor's judgment, the security remains otherwise consistent with the Fund's investment goal and strategies. However, this change could affect the Fund's flexibility in making new investments.

The medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. Therefore, these stocks may be more volatile than those of larger companies.

The Advisor engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of the Fund. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.

The Fund may sell its securities, regardless of the length of time that they have been held, if the Advisor and/or the sub-advisor determines that it would be in the Fund's best interest to do so. These transactions will increase the Fund's "portfolio turnover." High turnover rates generally result in higher brokerage costs to the Fund and in higher net taxable gain for shareholders, and may reduce the Fund's returns.

The Fund should only be purchased by investors seeking long-term capital appreciation. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal and you could lose money on your investment in the Fund. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's Prospectus.

THE FUND'S PERFORMANCE

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year (before taxes) and by showing how the Fund's average annual total returns for 1 Year and Since Inception (before and after taxes) compare with the Russell Midcap Growth Index. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The bar chart does not reflect any sales charges, which would reduce your return. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

MAZAMA GROWTH FUND - INSTITUTIONAL SHARES TOTAL RETURN AS OF DECEMBER 31ST

                                [CHART OMITTED]

                                 2009    59.89%

Best Quarter: 2nd Quarter 2009  +30.54%   Worst Quarter: 1st Quarter 2009 -6.67%

For information on the prior history of the Fund, please see the section titled "The Trust" in the Fund's Statement of Additional Information.

After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. Performance for Class A shares, Class C shares and Class Y shares is not shown because these share classes do not have a full calendar year of operations and performance for those classes will vary.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2009
                                                                Since Inception
                                                       1 Year      (1-30-08)
MAZAMA GROWTH FUND
--------------------------------------------------------------------------------
INSTITUTIONAL SHARES RETURNS
Return Before Taxes                                    59.89%       -5.71%
Return After Taxes on Distributions                    59.88%       -5.80%
Return After Taxes on Distributions and
    Sale of Fund Shares                                38.94%       -4.88%
RUSSELL MIDCAP GROWTH INDEX                            46.29%       -5.79%
(reflects no deductions for fees, expenses or taxes)
--------------------------------------------------------------------------------

INVESTMENT ADVISOR                          INVESTMENT SUB-ADVISOR

Touchstone Advisors, Inc.                   Mazama Capital Management, Inc.

PORTFOLIO MANAGER(S)

Ronald A. Sauer
CEO, Chief Investment Officer and Senior Portfolio Manager
Managing Fund since 2008

Gretchen Novak, CFA
Portfolio Manager and Sector Portfolio Manager
Managing Fund since 2008

Joel Rubenstein
Associate Portfolio Manager
Managing Fund since 2008

BUYING AND SELLING FUND SHARES

Minimum Investment Requirements
-------------------------------

                                                          CLASS A AND CLASS C             CLASS Y
                                                       Initial       Additional     Initial      Additional
                                                      Investment     Investment    Investment    Investment
-------------------------------------------------------------------------------------------------------------
Regular Account                                      $     2,500     $      50     $    2,500     None
Retirement Account or Custodial Account under
      the Uniform Gifts/Transfers to Minors Act      $     1,000     $      50     None           None
Investments through the Automatic Investment Plan    $       100     $      50     None           None
-------------------------------------------------------------------------------------------------------------

                                                            INSTITUTIONAL
                                                      Initial       Additional
                                                     Investment     Investment
--------------------------------------------------------------------------------
Regular Account                                      $  500,000     None
--------------------------------------------------------------------------------

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. or through your financial advisor. Class Y shares are available only through your financial institution. Institutional shares are available through Touchstone Securities, Inc. or your financial institution. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless the shares are held in a tax-deferred account. Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.